UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2013

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-32455	88-0459590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 230, Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 598-0470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Far East Energy (Bermuda), Ltd. (“FEEB”), a wholly-owned subsidiary of Far East Energy Corporation (the “Company”), and China United Coalbed Methane Corporation Ltd. (“CUCBM”) are parties to that certain Production Sharing Contract for the Exploitation of Coalbed Methane Resources for the Shouyang Area in Shanxi Province, Qinshui Basin, The People’s Republic of China, dated April 16, 2002 (as amended from time to time, the “Shouyang PSC”). On December 6, 2013, FEEB and CUCBM agreed to extend the exploration period under the Shouyang PSC to June 30, 2016 for 1,103.1 square kilometers (272,581.95 acres) (designated as Area B in the Shouyang PSC). In return for such extension, FEEB agreed to drill at least 39 additional wells in such area by June 30, 2016. In addition, FEEB and CUCBM agreed to revise certain additional terms of the Shouyang PSC to reflect the agreement regarding the foregoing matters and certain other matters and intend to do so within 90 days following December 6, 2013.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Form 8-K, including statements regarding the Company’s business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “consider” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements.

The Company has based these forward-looking statements largely on its current expectations and projections about future events that it believes may affect its financial condition, results of operations, business strategy and financial needs. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include that any amendment to the Shouyang PSC may not be entered into or if entered into may not be on the same terms as originally agreed upon by the parties as well as other risks described in the Company’s filings with the SEC. When you consider these forward-looking statements, you should keep in mind these risk factors and the other cautionary statements in this Form 8-K. The Company’s forward-looking statements speak only as of the date made. All subsequent oral and written forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. The Company assumes no obligation to update any of these statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2013

Far East Energy Corporation

By:	/s/ Michael R. McElwrath
Name:	Michael R. McElwrath
Title:	Chief Executive Officer

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